SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 1, 2006

Energy Conversion Devices, Inc.

(Exact Name of Registrant as specified in its charter)

Delaware	1-08403	38-1749884
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

2956 Waterview Drive

Rochester Hills, MI 48309

(248) 293-0440

(Address, including zip code, and telephone number

including area code of Registrant’s

principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 1, 2006, Energy Conversion Devices, Inc. (the “Company”), UBS Securities LLC, as representative of several underwriters named in the underwriting agreement (collectively, the “Underwriters”), and certain selling stockholders of the Company (the “Selling Stockholders”), entered into an underwriting agreement (the “Underwriting Agreement”) relating to the public offering at $49.00 per share of an aggregate of 7,000,000 shares (the “Firm Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), of which 6,616,928 Firm Shares are to be issued and sold by the Company and an aggregate of 383,072 Firm Shares are to be sold by the Selling Stockholders. The Company has also agreed to sell up to 1,050,000 shares of Common Stock (the “Additional Shares” and together with the “Firm Shares,” the “Shares”) if the Underwriters exercise in full their over-allotment option. The Shares offered by the Company and Selling Stockholders are being sold pursuant to the Company’s automatic shelf registration statement on Form S–3ASR (No. 333-131886), (the “Registration Statement”), dated February 15, 2006, which was filed with the Securities and Exchange Commission (“SEC”), the base prospectus included therein, the preliminary prospectus supplement dated February 15, 2006 and the prospectus supplement dated March 1, 2006 and filed with the SEC. The Underwriting Agreement is included as Exhibit 1.1 hereto and is hereby incorporated by reference herein and into the Registration Statement.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On March 1, 2006, the Company issued a press release announcing the pricing of the public offering. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of March 1, 2006, by and among Energy Conversion Devices, Inc., UBS Securities LLC, as representative of several underwriters, and certain Selling Stockholders.

5.1	Opinion of Roger John Lesinski, Esq. dated March 1, 2006.

99.1	Energy Conversion Devices, Inc. Press Release dated March 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Conversion Devices, Inc.

Date: March 2, 2006	By:	/s/ Stephan W. Zumsteg
	Name:	Stephan W. Zumsteg
	Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated as of March 1, 2006, by and among Energy Conversion Devices, Inc., UBS Securities LLC, as representative of several underwriters, and certain Selling Stockholders.

5.1	Opinion of Roger John Lesinski, Esq. dated March 1, 2006.

99.1	Energy Conversion Devices, Inc. Press Release dated March 1, 2006.